AB Variable Products Series Fund, Inc.

AB Real Estate Investment Portfolio

Portfolio of Investments

March 31, 2019 (unaudited)

Company	Shares	U.S. $ Value
COMMON STOCKS - 100.1%
Real Estate - 98.0%
Diversified REITs - 6.2%
Armada Hoffler Properties, Inc.	55,100	$859,009
Empire State Realty Trust, Inc.-Class A	35,740	564,692
Essential Properties Realty Trust, Inc.	35,050	684,176
VEREIT, Inc.	81,670	683,578

		2,791,455

Health Care REITs - 9.4%
HCP, Inc.	40,090	1,254,817
Medical Properties Trust, Inc.	47,450	878,300
Omega Healthcare Investors, Inc.	27,340	1,043,021
Physicians Realty Trust	24,120	453,697
Sabra Health Care REIT, Inc.	32,060	624,208

		4,254,043

Hotel & Resort REITs - 5.1%
Park Hotels & Resorts, Inc.	30,850	958,818
Pebblebrook Hotel Trust	17,530	544,482
RLJ Lodging Trust	46,030	808,747

		2,312,047

Industrial REITs - 10.3%
Duke Realty Corp.	29,520	902,722
Prologis, Inc.	32,370	2,329,021
Rexford Industrial Realty, Inc.	16,690	597,669
STAG Industrial, Inc.	26,540	786,911

		4,616,323

Office REITs - 10.6%
Alexandria Real Estate Equities, Inc.	8,880	1,265,933
Boston Properties, Inc.	10,230	1,369,592
Brandywine Realty Trust	30,230	479,448
City Office REIT, Inc.	21,200	239,772
Cousins Properties, Inc.	64,550	623,553
Kilroy Realty Corp.	10,180	773,273

		4,751,571

Residential REITs - 18.5%
American Campus Communities, Inc.	17,870	850,255
American Homes 4 Rent-Class A	36,190	822,237
Apartment Investment & Management Co.-Class A	19,440	977,637
Camden Property Trust	10,300	1,045,450
Equity Residential	4,810	362,289
Essex Property Trust, Inc.	4,850	1,402,814
Independence Realty Trust, Inc.	63,900	689,481
Mid-America Apartment Communities, Inc.	10,860	1,187,324
Sun Communities, Inc.	8,475	1,004,457

		8,341,944

Retail REITs - 14.7%
Agree Realty Corp.	9,030	626,140
Brixmor Property Group, Inc.	49,040	900,865
National Retail Properties, Inc.	15,270	845,805
Regency Centers Corp.	16,410	1,107,511

Company	Shares	U.S. $ Value
Retail Properties of America, Inc.-Class A	56,260	$685,809
Simon Property Group, Inc.	10,460	1,905,917
SITE Centers Corp.	40,440	550,793

		6,622,840

Specialized REITs - 23.2%
American Tower Corp.	15,460	3,046,548
Crown Castle International Corp.	13,210	1,690,880
CubeSmart	24,350	780,174
Digital Realty Trust, Inc.	12,345	1,469,055
EPR Properties	6,730	517,537
Equinix, Inc.	2,202	997,858
MGM Growth Properties LLC-Class A	21,380	689,505
National Storage Affiliates Trust	26,222	747,589
Public Storage	2,310	503,072

		10,442,218

		44,132,441

Software & Services - 1.1%
IT Consulting & Other Services - 1.1%
InterXion Holding NV (a)	7,060	471,114

Telecommunication Services - 1.0%
Alternative Carriers - 1.0%
Zayo Group Holdings, Inc. (a)	15,970	453,867

Total Investments - 100.1% (cost $35,987,534) (b)		45,057,422
Other assets less liabilities - (0.1)%		(40,147)

Net Assets - 100.0%		$45,017,275

(a)	Non-income producing security.
(b)

As of March 31, 2019, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $9,422,673 and gross unrealized depreciation of investments was $(352,785), resulting in net unrealized appreciation of $9,069,888.

Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.

Glossary:

REIT	-	Real Estate Investment Trust

AB Variable Products Series Fund, Inc.

AB Real Estate Investment Portfolio

March 31, 2019 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, by pricing vendors, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2019:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks (a)	$45,057,422		$	– 0	–	$	– 0	–	$45,057,422

Total Investments in Securities	45,057,422			– 0	–		– 0	–	45,057,422
Other Financial Instruments (b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$45,057,422		$	– 0	–	$	– 0	–	$45,057,422

(a)	See Portfolio of Investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

A summary of the Portfolio’s transactions in AB mutual funds for the three months ended March 31, 2019 is as follows:

Fund	Market Value 12/31/18 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 3/31/19 (000)			Dividend Income (000)
Government Money Market Portfolio	$384	$4,401	$4,785	$	– 0	–	$2